[Logo]  MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[graphic omitted]

               MFS(R) RESEARCH
               INTERNATIONAL FUND
               ANNUAL REPORT o AUGUST 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

o FOR THE PERIOD ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 3.92%, CLASS B SHARES 3.62%, CLASS C SHARES 3.62%, AND CLASS I SHARES 4.13%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND HAD NO DIRECT INVESTMENT IN RUSSIA AND HAS EXITED THE ASIAN MARKET TO PURSUE BETTER VALUES IN OTHER STOCKS AROUND THE WORLD. IN JAPAN, THE FUND HAS CONCENTRATED STRICTLY ON LARGE, EXPORT-DRIVEN COMPANIES WITH GLOBAL FRANCHISES, SUCH AS CANON AND SONY.

o THE FUND'S MANAGEMENT COMMITTEE FEELS THAT EUROPEAN STOCKS, ESPECIALLY THOSE IN THE STEADY EARNING SECTORS SUCH AS CONSUMER STAPLES AND DEFENSE, REPRESENT THE BEST PROSPECTS FOR EARNINGS GROWTH GIVEN THE UNCERTAIN ENVIRONMENT FOR CORPORATE EARNINGS.

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Kevin R. Parke]
     Kevin R. Parke

For the period ended August 31, 1998, Class A shares of the Fund provided a total return of 3.92%, Class B and Class C shares 3.62%, and Class I shares 4.13%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 0.13% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged index of international stocks.

Q. WHAT ARE SOME FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. One of the main contributors to the Fund's performance this year was our relatively heavier weighting in European stocks. Specifically, we got strong performances from a number of European financial services companies throughout the year, including Skandia, Allied Irish Bank, and Lloyd's of London. Other contributors included Henkel and AKZO Nobel in the European chemical industry. Growing consumer confidence across Europe also helped stocks such as Benckiser in the Netherlands.

Q.  WHAT IMPACT HAS THE ONGOING ECONOMIC CRISES IN ASIA AND RUSSIA HAD ON THE
    FUND?

A. The Fund had no direct investments in Russia, and exposure to Southeast Asia has been relatively light. In Latin America, where the portfolio has invested 2.0% of assets, share prices were hurt by the Asian contagion and concerns over a major devaluation of the Brazilian currency. In Europe, the financial services sector has felt pressure due to the possible impact of Russian loan default on those companies' export businesses.

Q. WHAT'S THE STATE OF AFFAIRS IN LATIN AMERICAN MARKETS TODAY, AND HOW IS THE FUND INVESTED THERE?

A. The Fund has limited investments in Latin America. We have invested in Telebras, a Brazilian telecommunications company that we feel is well positioned to exploit the lack of advanced voice and data communication facilities in the region. This stock provides a strong fundamental foundation and, given the macroeconomic uncertainty in the region, is also trading at very reasonable valuations. We think the long-term outlook for the stock is compelling and we're committed to the company.

Q. HOW WILL THE CURRENT EQUITY MARKET VOLATILITY IMPACT THE WAY YOU MANAGE THE FUND?

A. It is important to emphasize that we don't attempt to time markets. Our objective is to find companies that have good growth prospects and that we believe are trading below fair value. The management of this Fund will not change its response to overall market volatility. If anything, the current environment underscores our commitment to the type of detailed research that can help us uncover companies that can deliver predictable earnings growth under a variety of market conditions.

Q.  WHAT ARE SOME OF THE FUND'S CURRENT BEST IDEAS?

A. Our second largest holding, Allied Irish Bank, is an excellent story. The company receives about 55% of its earnings from its business in Ireland and has been helped by the strength of the Irish economy. About 45% of its revenues come from its interests in the United States, where it has been acquiring smaller banks, particularly in the mid-Atlantic states, and intelligently consolidating its purchases to cut costs and to create a strong international organization with steady earnings growth and a very clean balance sheet. The bank is experiencing 15% to 18% earnings growth, which is above its European peer group average, yet the stock is currently trading at a significant discount.

    Another of our best ideas is British Aerospace, a U.K. defense company. The company has a strong future order book and, given the noncyclical nature of the defense industry, we feel that earnings should be secure regardless of the economic environment.

Q. PLEASE DISCUSS SOME OF THE MORE SIGNIFICANT CHANGES TO THE FUND'S HOLDINGS OVER THE PAST 12 MONTHS.

A. As the Asian economic situation deteriorated to a point at which the earnings of even good companies were being affected, we shifted our investments out of those companies. More specifically, we subtracted our investments in Asian telecommunications and hotel/leisure stocks and moved those assets to fund either new investments or to enhance positions in existing investments in areas in which we find value, specifically in European companies. We've added to positions in large multinational companies such as Benkiser and ING, a financial services organization that is leveraging its acquisitions in Europe and the United States to strengthen its global franchise at the retail banking and insurance levels.

Q.  IN WHAT INDUSTRY SECTORS ARE YOU FINDING THE MOST PROMISING STOCKS?

A. Again, we're finding good companies in Europe's financial services and consumer products markets, both of which are benefiting from a boost in consumer confidence and spending. We have found attractive stocks in the telecommunications sector. As cellular communications use has begun to surge in Europe, we've selected companies such as Mannesmann and Telecom Italia that we feel are best positioned to exploit the wave of deregulation that is allowing smaller, more nimble organizations to compete successfully with long-entrenched, formerly nationalized telephone companies.

Q. WHAT SORT OF CHANGES HAVE YOU MADE WITH REGARD TO THE COMMITTEE OF INTERNATIONAL RESEARCH ANALYSTS?

A. We've added significant resources to our management committee in the past year, more than doubling our number of international analysts from five to
    11. We've added offices in Singapore and Tokyo and increased our group in Asia to five analysts who primarily focus on Japanese companies but who also track companies and opportunities in Southeast Asia. In Europe, we doubled staff in our London office as well, and we've added another analyst to our Americas team who follows companies in Canada and Latin America. As always, our Boston-based analysts research the global scene within their particular areas of industry or sector expertise. For instance, certain commodities companies, such as oil and gas concerns, are players on a global basis, more so than in the countries in which their headquarters are located. So analysts who cover those companies must be well versed in the international environment in which their companies compete.

Q. WHAT ARE THE CRITICAL FACTORS SHAPING THE ENVIRONMENT FOR INTERNATIONAL INVESTMENT GOING FORWARD?

A. Low inflation and low interest rates, two key drivers of the bull market, have been maintained, despite the troubles in markets such as Russia and Asia. So we feel that, while earnings growth will slow as a result of a ripple effect from these areas, the international investment environment looks relatively positive. In this enviroment, we will emphasize companies that can deliver predictable earnings. There will still be a strong drive toward globalization and an effort to expand or link markets worldwide. We believe that companies that can restructure and consolidate to increase efficiency in this environment should emerge as winners.

Q.  WHAT WILL BE THE IMPACT OF EUROPEAN MONETARY UNION (EMU) ON THIS FUND?

A. We feel that EMU will provide a fundamental shift in the way that investors look at European companies. With a unified currency, investment risks due to currency fluctuations diminish. Also, companies will begin to compete across geographical boundaries as the cost of doing business evens out across Europe. Investor focus will be on individual companies rather than countries. So the question for the investor will no longer be "What's the best company in Germany?" but "What is the best bank in all of Europe?" MFS has been investing this way since our research department was established in 1932. Therefore, we think that we may be ahead of the pack in picking winning stocks in the EMU era.

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1997

CLASS INCEPTION:          CLASS A  JANUARY 2, 1997
                          CLASS B  JANUARY 2, 1998
                          CLASS C  JANUARY 2, 1998
                          CLASS I  JANUARY 2, 1997

SIZE:                     $8.8 MILLION NET ASSETS AS OF AUGUST 31, 1998

PRIOR TO FEBRUARY 28, 1998, THE FUND WAS AVAILABLE ONLY TO MFS EMPLOYEES.

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1997, through August 31, 1998)

           MFS Research       MSCI      Consumer
          International       EAFE     Price Index
         Fund - Class A       Index      -- U.S.
         --------------      ------      ------
1/97         $ 9,425        $10,000     $10,000
8/97          10,329         10,476      10,139
8/98          10,735         10,490      10,303

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                        1 Year   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +3.92%           +8.16%
-------------------------------------------------------------------------------
SEC Results                                             -2.05%           +4.37%
-------------------------------------------------------------------------------

CLASS B
                                                        1 Year   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +3.62%           +7.96%
-------------------------------------------------------------------------------
SEC Results                                             -0.41%           +5.41%
-------------------------------------------------------------------------------

CLASS C
                                                        1 Year   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +3.62%           +7.96%
-------------------------------------------------------------------------------
SEC Results                                             +2.61%           +7.96%
-------------------------------------------------------------------------------

CLASS I
                                                        1 Year   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                             +4.13%           +8.28%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                        1 Year   10 Years/Life*
-------------------------------------------------------------------------------
MSCI EAFE Index+                                        +0.13%           +2.92%
-------------------------------------------------------------------------------
Consumer Price Index+#                                  +1.61%           +1.81%
-------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would be lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                 22.3%
TECHNOLOGY                         11.8%
CONSUMER STAPLES                   10.1%
INDUSTRIAL GOODS AND SERVICES       9.3%
AUTOS AND HOUSING                   7.8%

TOP 10 STOCK HOLDINGS

ING GROEP N.V.  3.1%                   BRITISH PETROLEUM PLC  1.9%
Dutch financial services company       Oil exploration and production company

ALLIED IRISH BANKS PLC  2.3%           LUCASVARITY PLC  1.9%
Financial services company             U.K. auto parts company

HENKEL KGAA  2.2%                      GLAXO WELLCOME PLC  1.8%
German consumer products company       U.K. pharmaceuticals company

BENCKISER N.V. "B"  2.1%               ISTITUTO MOBILIARE ITALIANO S.P.A.  1.8%
Dutch consumer products company        Italian telecommunications company

SKANDIA FORSAKRINGS AB  2.1%           CANADIAN NATIONAL RAILWAY CO.  1.8%
Swedish insurance company              Railway and transportation company

Portfolio information is as of August 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1998

Stocks - 97.6%
-------------------------------------------------------------------------------
ISSUER                                                    SHARES      VALUE
-------------------------------------------------------------------------------
Foreign Stocks - 96.3%
  Australia - 1.8%
    HIH Winterthur International Holdings Ltd.
      (Insurance)                                          81,200   $    60,349
    QBE Insurance Group Ltd. (Insurance)                   29,947        95,670
                                                                    -----------
                                                                    $   156,019
-------------------------------------------------------------------------------
  Bermuda
    Global Crossing Ltd. (Telecommunications)                 119   $     2,112
-------------------------------------------------------------------------------
  Brazil - 2.2%
    Companhia Paranaense de Energia, ADR
      (Utilities -  Electric)                               7,421   $    40,815
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                  2,113       149,363
                                                                    -----------
                                                                    $   190,178
-------------------------------------------------------------------------------
  Canada - 2.1%
    Canadian National Railway Co. (Railroads)               3,362   $   151,500
    Legacy Hotel Real Estate Investment Trust
      (Real Estate Investment Trust)*##                     1,100         4,312
    T. Eaton Co., Ltd. (Stores)*                            5,456        33,739
                                                                    -----------
                                                                    $   189,551
-------------------------------------------------------------------------------
  Chile - 0.7%
    Chilectra S.A., ADR (Utilities - Electric)              1,771   $    28,442
    Embotelladora Andina S.A. (Consumer
      Goods and Services)                                   3,414        38,194
                                                                    -----------
                                                                    $    66,636
-------------------------------------------------------------------------------
  Czechoslovakia - 0.7%
    Tabak AS (Tobacco)                                        271   $    58,525
-------------------------------------------------------------------------------
  Finland - 1.6%
    Helsingin Puhelin Oyj (Telecommunications)              1,332   $    56,481
    Pohjola Insurance Group (Insurance)                       985        36,431
    Tieto Corp. (Computer - Software)                       1,585        50,332
                                                                    -----------
                                                                    $   143,244
-------------------------------------------------------------------------------
  France - 7.2%
    Alcatel Alsthom Compagnie (Telecommunications)            695   $   112,543
    Compagnie Generale de Geophysique S.A., ADR
      (Oil Services)*                                       3,362        48,329
    Sanofi S.A. (Medical and Health Products)                 817        91,848
    Societe Industrielle de Transports
      Automobiles S.A (Sita) (Hazardous Waste)                260        60,090
    Television Francaise (Entertainment)                      699       103,591
    Thomson CSF (Aerospace and Defense)                     2,805        94,649
    Total S.A., "B" (Oils)                                    862        86,675
    Union des Assurances Federales S.A. (Insurance)           251        34,048
                                                                    -----------
                                                                    $   631,773
-------------------------------------------------------------------------------
  Germany - 4.4%
    Henkel KGaA (Chemicals)                                 2,381   $   190,859
    Mannesmann AG (Conglomerate)                              571        51,614
    Wella AG (Consumer Goods and Services)                    162       147,357
                                                                    -----------
                                                                    $   389,830
-------------------------------------------------------------------------------
  Greece - 1.3%
    Athens Medic Center, GDR (Medical and
          Health Technology and Services)                   1,800   $    28,216
    Hellenic Telecommunication Organization
      S.A., GDR (Telecommunications)                        3,732        86,459
                                                                    -----------
                                                                    $   114,675
-------------------------------------------------------------------------------
  Ireland - 3.9%
    Allied Irish Banks PLC (Banks and Credit Cos.)*        14,426   $   198,236
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos )     59,252       141,991
                                                                    -----------
                                                                    $   340,227
-------------------------------------------------------------------------------
  Italy - 7.7%
    Banca Carige S.p.A. (Banks and Credit Cos.)*            7,871   $    69,239
    Banca Nazionale del Lavoro (Banks and Credit Cos)     18,690        55,897
    ERG S.p.A. (Oils)*                                     17,038        55,856
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                             3,405        77,464
    Istituto Mobiliare Italiano S.p.A. (Banks and
      Credit Cos.)                                          9,998       153,820
    Mediaset S.p.A. (Entertainment)                        17,544       100,903
    Telecom Italia Mobile Di Risp S.p.A
      (Telecommunications)*                                12,842        99,415
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                 17,314        62,686
                                                                    -----------
                                                                    $   675,280
-------------------------------------------------------------------------------
  Japan - 18.8%
    Aeon Credit Service Co. Ltd. (Financial Services)       1,560   $    65,469
    Bridgestone Corp. (Tire and Rubber)                     3,000        66,030
    Canon, Inc. (Office Equipment)                          4,000        81,104
    Fujimi, Inc. (Electronics)                              2,100        68,068
    Keyence Corp. (Electronics)                               710        71,553
    Kinki Coca-Cola Bottling Co. (Beverages)                5,000        53,786
    Kirin Beverage Corp. (Beverages)                        2,000        33,687
    Meitec Corp. (Computer Software - Systems)              2,800        93,928
    Nippon Broadcasting System (Broadcasting)               1,000        39,278
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                6        45,435
    NTT Data Corp (Telecommunications)                         23        82,689
    Olympus Optical Co. (Conglomerate)                      9,000        96,815
    Osaka Sanso Kogyo Ltd. (Chemicals)                     15,000        24,416
    Rohm Co. (Electronics)                                  1,000       101,911
    Secom Co. (Consumer Goods and Services)                 2,000       115,216
    Sony Corp. (Electronics)                                  900        65,669
    Sony Corp., ADR (Electronics)                           1,537       108,647
    Takeda Chemical Industries (Medical and Health
      Products)                                             4,000       104,459
    TDK Corp., ADR (Electronics)                            1,660       113,295
    Terumo Corp. (Pharmaceuticals)                          8,000       150,885
    Ushio, Inc. (Electronics)                               9,000        75,159
                                                                    -----------
                                                                    $ 1,657,499
-------------------------------------------------------------------------------
  Malaysia - 0.1%
    Tanjong PLC (Entertainment)                             6,000   $     5,339
-------------------------------------------------------------------------------
  Mexico - 0.5%
    Telefonos de Mexico S.A., ADR (Telecommunications)      1,234   $    44,038
-------------------------------------------------------------------------------
  Netherlands - 12.6%
    Akzo Nobel N.V. (Chemicals)                             2,796   $   114,993
    Benckiser N.V. "B" (Consumer Goods and Services)*       3,136       179,177
    Brunel International N.V. (Human Resources)*            2,864        95,154
    Fugro N.V. (Engineering)*                               2,557        79,806
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                            2,696       111,559
    IHC Caland N.V. (Marine Equipment)                      1,018        48,888
    ING Groep N.V. (Financial Services)                     4,510       266,082
    Koninklijke Ahold NV (Supermarkets)                     1,118        32,924
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)                                             4,929       112,897
    Van der Moolen Holding N.V. (Financial Services)          876        71,659
                                                                    -----------
                                                                    $ 1,113,139
-------------------------------------------------------------------------------
  Portugal - 3.4%
    Banco Pinto & Sotto Mayor, S.A
      (Banks and Credit Cos.)                               7,430   $   142,525
    Banco Pinto & Sotto Mayor, S.A. New Shares
      (Banks and Credit Cos.)                                 344         6,599
    BPI - SGPS, S.A. (Banks and Credit Cos.)                2,779        90,228
    Portugal Telecom S.A. (Utilities - Telephone)           1,303        59,631
                                                                    -----------
                                                                    $   298,983
-------------------------------------------------------------------------------
  Singapore - 0.1%
    Hong Leong Finance Ltd. (Finance)+                     14,000   $     8,293
-------------------------------------------------------------------------------
  Spain - 0.7%
    Telefonica de Espana (Utilities - Telephone)            1,578   $    60,380
-------------------------------------------------------------------------------
  Sweden - 5.9%
    Saab AB, "B" (Aerospace)*                              11,829   $    98,517
    Securitas AB (Security Services)                        2,181       112,240
    Skandia Forsakrings AB (Insurance)                     12,504       176,415
    Volvo AB (Automotives)                                  4,945       137,076
                                                                    -----------
                                                                    $   524,248
-------------------------------------------------------------------------------
  Switzerland - 4.0%
    Barry Callebaut AG (Food and Beverage Products)*          284   $    64,836
    Hiestand Holding AG (Food Products)*                      166        52,826
    Julius Baer Holdings (Banks and Credit Cos.)               49       135,593
    Kuoni Reisen Holdings AG (Transportation)                  16        54,237
    Nestle SA (Food and Beverage Products)                     25        46,386
                                                                    -----------
                                                                    $   353,878
-------------------------------------------------------------------------------
  United Kingdom - 16.6%
    Booker PLC (Food - Wholesale)                          23,340   $    83,311
    British Aerospace (Aerospace and Defense)*             15,279        98,834
    British Petroleum PLC (Oils)*                          13,231       167,070
    Glaxo Wellcome PLC (Pharmaceuticals)                    5,207       157,066
    Jarvis Hotels PLC (Restaurants and Lodging)+           25,772        51,826
    Kwik-Fit Holdings PLC (Automotive Repair Centers)      11,917        77,486
    Lloyds TSB Group PLC (Banks and Credit Cos.)            9,297       111,085
    LucasVarity PLC (Automotive)                           46,844       166,422
    Next PLC (Stores)                                      13,185        97,883
    Sema Group PLC (Computer Software - Systems)           12,304       112,374
    Taylor Nelson Sofres PLC (Market Research)             70,262       131,874
    Thomson Travel Group PLC (Travel Services)*            26,314        60,413
    Tomkins PLC (Conglomerate)                              5,461        22,604
    Williams (Conglomerate)                                19,779       116,010
    Williams, "B" (Conglomerate)*                          16,112         8,640
                                                                    -----------
                                                                    $ 1,462,898
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 8,486,745
-------------------------------------------------------------------------------
U.S. Stocks - 1.3%
  Electronics - 0.5%
    Amkor Technology, Inc.*                                 9,773   $    45,200
-------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Cellular Communications International*                    200   $    10,600
    Global TeleSystems Group, Inc.*                         1,652        52,864
                                                                    -----------
                                                                    $    63,464
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   108,664
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,676,887)                          $ 8,595,409
-------------------------------------------------------------------------------

Short-Term Obligations - 6.6%
-------------------------------------------------------------------------------
                                                  PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)      VALUE
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/01/98,
      at Amortized Cost                                  $    580   $   580,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,256,887)                    $ 9,175,409
Other Assets, Less Liabilities - (4.2)%                                (365,616)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $ 8,809,793
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $10,256,887)          $9,175,409
  Cash                                                              10,644
  Foreign currency, at value (identified cost, $14,820)             14,751
  Receivable for Fund shares sold                                   93,460
  Receivable for investments sold                                    6,119
  Net receivable for foreign currency exchange contracts
   subject to master netting agreements                                 50
  Dividends and interest receivable                                 13,138
  Other assets                                                          17
                                                                ----------
      Total assets                                              $9,313,588
                                                                ----------
Liabilities:
  Payable for investments purchased                              $  49,709
  Payable for Fund shares reacquired                               438,658
  Net payable for forward currency exchange contracts to sell          407
  Payable to affiliates -
    Management fee                                                     742
    Distribution and service fee                                     4,251
  Accrued expenses and other liabilities                            10,028
                                                                ----------
      Total liabilities                                         $  503,795
                                                                ----------
Net assets                                                      $8,809,793
                                                                ==========

Net assets consist of:
  Paid-in capital                                               $9,691,354
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                (1,081,793)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              193,508
  Accumulated undistributed net investment income                    6,724
                                                                ----------
      Total                                                     $8,809,793
                                                                ==========
Shares of beneficial interest outstanding                        861,378
                                                                 =======

Class A shares:
  Net asset value per share
    (net assets of $3,740,584 / 365,409 shares of beneficial
     interest outstanding)                                       $10.24
                                                                 ======

  Offering price per share (100 / 94.25)                         $10.86
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $3,140,868 / 307,712 shares of beneficial
     interest outstanding)                                       $10.21
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $729,235 / 71,427 shares of beneficial
     interest outstanding)                                       $10.21
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $1,199,106 / 116,830 shares of
     beneficial interest outstanding)                            $10.26
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1998
------------------------------------------------------------------------------
Net investment income:

  Income -
    Dividends                                                     $    73,916
    Interest                                                           18,252
    Foreign taxes withheld                                             (8,381)
                                                                  -----------
      Total investent income                                      $    83,787
                                                                  -----------
  Expenses -
    Management fee                                                $    41,217
    Shareholder servicing agent fee                                     4,776
    Distribution and service fee (Class A)                              6,698
    Distribution and service fee (Class B)                              7,346
    Distribution and service fee (Class C)                              1,961
    Administrative fee                                                    599
    Custodian fee                                                      12,815
    Printing                                                           22,692
    Postage                                                               413
    Auditing fees                                                      14,200
    Legal fees                                                          3,194
    Registration fees                                                  47,599
    Miscellaneous                                                         607
                                                                  -----------
      Total expenses                                              $   164,117
    Reduction of expenses by investment adviser and distributor       (89,604)
    Fees paid indirectly                                                 (554)
                                                                  -----------
      Net expenses                                                $    73,959
                                                                  -----------
        Net investment income                                     $     9,828
                                                                  -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                     $   194,503
      Foreign currency transactions                                    (1,032)
                                                                  -----------
        Net realized gain on investments and foreign
          currency transactions                                   $   193,471
                                                                  -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                 $(1,033,617)
      Translation of assets and liabilities in foreign
         currencies                                                       157
                                                                  -----------
        Net unrealized loss on investments and foreign
         currency translation                                     $(1,033,460)
                                                                  -----------

      Net realized and unrealized loss on investments and
           foreign currency translation                           $  (839,989)
                                                                  -----------
            Decrease in net assets from operations                $  (830,161)
                                                                  ===========

See notes to financial statements

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED             PERIOD ENDED
                                                                AUGUST 31, 1998          AUGUST 31, 1997*
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $     9,828              $    10,672
  Net realized gain on investments and foreign currency
    transactions                                                        193,471                  239,440
  Net unrealized loss on investments and foreign currency
    translation                                                      (1,033,460)                 (48,333)
                                                                    -----------              -----------
    Increase (decrease) in net assets from operations               $  (830,161)             $   201,779
                                                                    -----------              -----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $   (5,588)             $      --
  From net investment income (Class I)                                   (5,193)                    --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                             (125,647)                    --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                             (116,751)                    --
                                                                    -----------              -----------

    Total distributions declared to shareholders                    $  (253,179)             $      --
                                                                    -----------              -----------
Net increase in net assets from Fund share transactions             $ 7,557,045              $ 2,134,309
                                                                    -----------              -----------
      Total increase in net assets                                  $ 6,473,705              $ 2,336,088
Net assets:
  At beginning of period                                              2,336,088                     --
                                                                    -----------              -----------

At end of period (including accumulated undistributed net
investment income of $6,724 and $10,672, respectively)              $ 8,809,793              $ 2,336,088
                                                                    ===========              ===========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED           PERIOD ENDED
                                                                 AUGUST 31,             AUGUST 31,
                                                                       1998                  1997*
---------------------------------------------------------------------------------------------------
                                                                    CLASS A
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.95                 $10.00
                                                                     ------                 ------

Income from investment operations# -
  Net investment income(S)                                           $ 0.03                 $ 0.06
  Net realized and unrealized gain on investments and
    foreign currency transactions###                                   0.35                   0.89
                                                                     ------                 ------
    Total from investment operations                                 $ 0.38                 $ 0.95
                                                                     ------                 ------

Less distributions declared to shareholders -
  From net investment income                                                               $

                                                                     $(0.05)                  --
  From net realized gain on investments and foreign
    currency transactions                                             (1.04)                  --
                                                                     ------                 ------
                                                                                           $
    Total distributions declared to shareholders
                                                                     $(1.09)                  --
                                                                     ------                 ------
Net asset value - end of period                                      $10.24                 $10.95
                                                                     ======                 ======
Total return(+)                                                       3.92%                  9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                            1.76%                  1.68%+
  Net investment income                                               0.28%                  0.71%+
Portfolio turnover                                                      89%                   137%
Net assets at end of period (000 omitted)                            $3,741                 $1,314

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through
    August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) For the year ended August 31, 1998, the investment adviser, subject to reimbursement by the Fund, voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. For the period ended August
    31, 1997, the investment adviser voluntarily agreed to maintain the other expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived and actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                              $(0.19)                $(0.01)
    Ratios (to average net assets):
      Expenses##                                                      3.99%                  3.31%+
      Net investment loss                                           (1.94)%                (0.91)%+

See notes to financial statements

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                                 AUGUST 31,
                                                                     1998**
---------------------------------------------------------------------------
                                                                    CLASS B
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $ 9.93
                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                             $(0.03)
  Net realized and unrealized gain on investments and foreign
    currency transactions###                                           0.31
                                                                     ------
    Total from investment operations                                 $ 0.28
                                                                     ------
Net asset value - end of period                                      $10.21
                                                                     ======
Total return 2.82%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                                            2.41%+
  Net investment loss                                               (0.29)%+
Portfolio turnover                                                      89%
Net assets at end of period (000 omitted)                            $3,141

 ** For the period from the inception of Class B, January 2, 1998, through
    August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                              $(0.24)
    Ratios (to average net assets):
      Expenses##                                                      4.56%+
      Net investment loss                                           (2.43)%+

See notes to financial statements

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                                 AUGUST 31,
                                                                    1998***
---------------------------------------------------------------------------
                                                                    CLASS C
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $ 9.93
                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                             $(0.01)
  Net realized and unrealized gain on investments and foreign
    currency transactions###                                           0.29
                                                                     ------
    Total from investment operations                                 $ 0.28
                                                                     ------
Net asset value - end of period                                      $10.21
                                                                     ======
Total return 2.82%++ Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                                            2.40%+
  Net investment loss                                               (0.10)%+
Portfolio turnover                                                      89%
Net assets at end of period (000 omitted)                              $729

*** For the period from the inception of Class C, January 2, 1998, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                             $(0.22)
    Ratios (to average net assets):
      Expenses##                                                      4.55%+
      Net investment loss                                           (2.24)%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED           PERIOD ENDED
                                                                 AUGUST 31,             AUGUST 31,
                                                                       1998               1997****
--------------------------------------------------------------------------------------------------
                                                                    CLASS I
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.95                 $10.00
                                                                     ------                 ------

Income from investment operations# -
  Net investment income(S)                                           $ 0.06                 $ 0.07
  Net realized and unrealized gain on investments and
    foreign currency transactions###                                   0.34                   0.88
                                                                     ------                 ------
    Total from investment operations                                 $ 0.40                 $ 0.95
                                                                     ------                 ------

Less distributions declared to shareholders -
  From net investment income                                          $(0.05)               $  --
  From net realized gain on investments and foreign
    currency transactions                                             (1.04)                  --
                                                                     ------                 ------
    Total distributions declared to shareholders                     $(1.09)                $ --
                                                                     ------                 ------
Net asset value - end of period                                      $10.26                 $10.95
                                                                     ======                 ======
Total return                                                          4.13%                  9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                            1.40%                  1.68%+
  Net investment income                                               0.53%                  0.85%+
Portfolio turnover                                                      89%                   137%
Net assets at end of period (000 omitted)                            $1,199                 $1,022

**** For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 ### The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
 (S) For the year ended August 31, 1998, the investment adviser, subject to reimbursement by the Fund, voluntarily agreed to maintain the other expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. For the period ended August 31,
     1997, the investment adviser voluntarily agreed to maintain the other expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived and actual expenses had been over/under this limitation, the net investment loss per share and the ratios would have been:

      Net investment loss                                            $(0.15)                $ --
      Ratios (to average net assets):
        Expenses##                                                    3.55%                  2.81%+
        Net investment loss                                         (1.61)%                (0.28)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research International Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, $2,995 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $79,982.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,682 for the year ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,334 for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis. Prior to January 1, 1998, MFD voluntarily waived the distribution and service fee for Class A shares.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for both Class B and Class C shares for the year ended August 31, 1998. Fees incurred under the distribution plan during the year ended August 31, 1998, was 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1998, were $0, $0, and $581 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $10,676,034 and $3,511,468, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $10,277,662
                                                                -----------
Gross unrealized depreciation                                   $(1,221,855)
Gross unrealized appreciation                                       119,602
                                                                -----------
  Net unrealized depreciation                                   $(1,102,253)
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED AUGUST 31, 1998          PERIOD ENDED AUGUST 31, 1997*
                               ------------------------------------    ----------------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            470,158          $ 5,458,261          145,874          $ 1,462,123
Shares issued to shareholders
  in reinvestment of
  distributions                         12,095              114,270             --                  --
Shares reacquired                     (236,784)          (2,697,790)         (25,934)            (255,253)
                                      --------          -----------          -------          -----------
  Net increase                         245,469          $ 2,874,741          119,940          $ 1,206,870
                                      ========          ===========          =======          ===========

Class B Shares
                                     PERIOD ENDED AUGUST 31, 1998**
                               ------------------------------------
                                        SHARES               AMOUNT
                               ------------------------------------
Shares sold                            370,461          $ 4,311,689
Shares issued to shareholders
  in reinvestment of
  distributions                             19                  225
Shares reacquired                      (62,768)            (674,423)
                                      --------          -----------
  Net increase                         307,712          $ 3,637,491
                                      ========          ===========
 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
** For the period from the inception of Class B and Class C, January 2, 1998, through August 31, 1998.

Class C Shares
                                     PERIOD ENDED AUGUST 31, 1998**
                               ------------------------------------
                                        SHARES               AMOUNT
                               ------------------------------------
Shares sold                             92,989          $ 1,074,271
Shares reacquired                      (21,562)            (257,534)
                                      --------          -----------
  Net increase                          71,427          $   816,737
                                      ========          ===========

Class I Shares
                                         YEAR ENDED AUGUST 31, 1998        PERIOD ENDED AUGUST 31, 1997***
                               ------------------------------------    ----------------------------------
                                        SHARES               AMOUNT           SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             42,939          $   476,825          100,754          $ 1,010,565
Shares issued to shareholders
  in reinvestment of
  distributions                         12,558              117,015             --                   --
Shares reacquired                      (32,032)            (365,764)          (7,389)             (83,126)
                                      --------          -----------          -------          -----------
  Net increase                          23,465          $   228,076           93,365          $   927,439
                                      ========          ===========          =======          ===========

 ** For the period from the inception of Class B and Class C, January 2, 1998, through August 31, 1998.
***For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1998, was $44.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                            CONTRACTS           UNREALIZED
         SETTLEMENT DATE    CONTRACTS TO DELIVER    IN EXCHANGE FOR          AT VALUE         DEPRECIATION
----------------------------------------------------------------------------------------------------------
Sales            9/25/98           MYR    86,250          $  20,000         $  20,407               $(407)
                                                                                                    -----

Forward foreign currency purchases under master netting agreements amounted to a net receivable of $50 with Deutsche Bank at August 31, 1998.

Abbreviations used above to indicate amounts shown in currencies other than the U.S. Dollar are shown below.

MYR = Malaysian Ringgit

At August 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1998, the Fund owned the following restricted securities (constituting 0.68% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                    DATE OF     SHARE
DESCRIPTION                     ACQUISITION     AMOUNT        COST      VALUE
-----------------------------------------------------------------------------
Jarvis Hotels PLC           1/7/97-7/21/98      25,772     $72,715    $51,826
Hong Leong Finance Ltd.     1/15/96-7/17/98     14,000      18,008      8,293
                                                                      -------
                                                                      $60,119
                                                                      =======

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund, including the schedule of portfolio investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, and the financial highlights for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, and the financial highlights for the year then ended, and for the period from January 2, 1997 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.


                                               /s/ ERNST & YOUNG LLP


Boston, Massachusetts
October 7, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

FOR THE YEAR ENDED AUGUST 31, 1998, INCOME FROM FOREIGN SOURCES WAS $72,623, AND FOREIGN TAXES WITHHELD WERE $6,988.


                   ---------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH INTERNATIONAL FUND

Trustees                                               Secretary
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              Assistant Secretary
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital; Professor
of Surgery, Harvard Medical School                     Auditors
                                                       Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                Investor Information
Chairman, Colonial Insurance Company, Ltd.             For MFS stock and bond market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor                     touch-tone telephone.

Walter E. Robb, III - President and Treasurer,         For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial          financial adviser or, for an information kit,
consultants); President, Benchmark                     call toll free: 1-800-637-2929 any business day
Consulting Group, Inc. (office services)               from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,               Investor Service
MFS Investment Management                              MFS Service Center, Inc.
                                                       P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                   Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,       8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                       For service to speech- or hearing-impaired, call
Ward Smith - Former Chairman (until 1994),             toll free: 1-800-637-6576 any business day from
NACCO Industries (holding company)                     9 a.m. to 5 p.m. Eastern time. (To use this
                                                       service, your phone must be equipped with a
Investment Adviser                                     Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                    For share prices, account balances, and
Boston, MA 02116-3741                                  exchanges, call toll free: 1-800-MFS-TALK
                                                       (1-800-637-8255) anytime from a touch-tone
Distributor                                            telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                    World Wide Web
Boston, MA 02116-3741                                  www.mfs.com

Director of Equity Research
Kevin R. Parke*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) Global Asset Allocation                                      Bulk Rate
Fund                                                              U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo  MFS(R)                                                   ----------------
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


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Boston, MA 02116-3741








(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                 MRI-2 10/98 10M 99/299/399/999